UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 14, 2005


                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
         (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 -- REGULATION FD DISCLOSURE.

     On April 14, 2005, Calpine Corporation issued the press release attached as
Exhibit 99.1 hereto regarding the continued evaluation of strategic alternatives for its Saltend Energy Center.



ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  Applicable

(b)  Pro Forma Financial Information.

     Not  Applicable

(c)  Exhibits.

     99.1. Press release, dated April 14, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: April 14, 2005

EXHIBIT 99.1.

NEWS RELEASE                                            CONTACTS: (408) 995-5115
                                       Media Relations:  Katherine Potter, X1168
                                    Investor Relations:  Rick Barraza, Ext. 1125


              Calpine Continues to Evaluate Strategic Alternatives
                          For the Saltend Energy Centre

     (SAN JOSE,  Calif.)  /PR  Newswire - First  Call/  April 14, 2005 - Calpine
Corporation [NYSE:CPN], in response to yesterday's news release issued by Harbert Distressed Investment Master Fund, Ltd. related to the Saltend Energy Centre, stated:

     "Calpine and its subsidiaries are in full compliance with all covenants and other legal obligations relating to the Saltend Energy Centre. As previously announced, we are evaluating strategic financial alternatives for the Saltend Energy Centre, including the potential sale of the power plant. In the event of a sale, all proceeds will be distributed as permitted by Calpine's existing bond indentures and in compliance with applicable laws."

     Calpine Corporation is a North American power company dedicated to providing electric power to customers from clean, efficient, natural gas-fired and geothermal power plants. The company is listed on the S&P 500. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) unscheduled outages of operating plants; (iv) a competitor's development of lower cost generating gas-fired power plants; (v) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (vi) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, which can also be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.